UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 16, 2022

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2022, the Board of Directors of PPL Corporation (the “Company”) approved and adopted amendments to the Bylaws of the Company (as so amended, the “Bylaws”), effective December 16, 2022. The changes set forth in the Bylaws include, without limitation, the following:

•requiring a shareholder notice for nomination of director candidates to include a representation regarding compliance with Rule 14a-19 of the Securities Exchange Act of 1934, as amended (“Rule 14a-19”) (Article III, Section 3.16);
•requiring that shareholders provide evidence of Rule 14a-19 compliance no later than five business days prior to the applicable meeting of shareholders (Article III, Section 3.16);
•providing that shareholder director nominations will be deemed null and void and any proxies or votes received for such nominee will be disregarded by the Company if the nominating shareholder fails to comply with or fails to provide evidence of compliance with Rule 14a-19 (Article III, Section 3.16);
•providing that the Company may request additional information from director nominees as necessary to permit the Board of Directors to make an independence determination (Article III. Section 3.16);
•requiring that shareholders soliciting proxies from other shareholders use a proxy card color other than white (Article III, Section 3.08(e)); and
•other conforming, technical and non-substantive changes.

The above summary is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3(ii).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	3(ii) -	Bylaws of PPL Corporation dated December 16, 2022
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  December 19, 2022